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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                -----------------


                                  JUNE 1, 1999
                        (Date of earliest event reported)


                              SARKIS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                         33-13627              75-2168244
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)


                  421 EAST AIRPORT FREEWAY, IRVING, TEXAS 75062
                    (Address of principal executive offices)


                                  972-255-5533
                         (Registrant's telephone number,
                              including area code)


================================================================================

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         In connection with the acquisition described in Item 2 below, LoanNet, Inc. was issued 9,000,000 shares of the Company's common stock, which constitutes 85% of the issued and outstanding stock of the Company. The consideration paid for the stock was all of the issued and outstanding shares of LoanNet, Inc., a Texas corporation. Upon the closing of the transaction, there were 10,500,000 shares of the Company's common stock issued and outstanding.

         To the best of the Company's knowledge, there are no known arrangements which may at a subsequent date result in a change of control of the Company.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Effective as of the close of business May 28, 1999, Sarkis Capital, Inc., a Delaware corporation (the "Company") acquired all of the stock of LoanNet, Inc., a Texas corporation ("LoanNet") in the business of residential mortgage lending. In connection with the acquisition, the Company issued LoanNet 9,000,000 shares of authorized but unissued Company common stock, $.01 par value. (1) The transaction was completed May 28, 1999. The amount of consideration was negotiated through an arm's length transaction. The transaction was accounted for as a purchase. The acquisition of LoanNet was deemed "significant." Accordingly, separate historical and pro forma statements will be filed no later than 75 days after the consummation of the acquisition.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In connection with the above acquisition, the Company changed its certifying accountant from Jackson & Rhodes P.C. to Farmer, Fuqua, Hunt & Munselle, P.C. The dismissal of Jackson & Rhodes P.C. was not the result of any disagreements on any matter involving accounting principles or practices, financial statement disclosure or auditing scope or procedure. The engagement of Farmer, Fuqua, Hunt & Munselle, P.C. was approved by the Company's board of directors.

ITEM 5. OTHER EVENTS

         The corporation's principal headquarters have relocated to 17000 Preston Road, Suite 350, Dallas, Texas 75248.


--------

     (1)    Currently, no trading market exists for the Company's common stock.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         In connection with the acquisition, the Company's board of directors, consisting of Sarkis J. Kechejian, resigned and elected Daniel L. Jackson, Edward P. Rea and Bradley M. Pence as the new directors. Mr. Kechejian did not have any disagreements with the Company on any matter relating to the Company's operations, policies or practices. The new directors will serve until the next respective annual meeting of the stockholders or until their respective successors have been elected or they resign.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Financial Statements of Business Acquired.

                  The appropriate financial statements are filed herewith.

           (b)    Pro Forma Financial Information.

                  The appropriate pro forma financial information relating to the acquisition will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

           (c)    Exhibits:

                  2.1      ---    Exchange Agreement, dated as of May 13, 1999,
                                  and effective as of May 28, 1999, by and among Sarkis Capital, Inc., LoanNet, Inc., the shareholders of LoanNet, Inc., Sarkis J.
                                  Kechejian, Oslin Nation Trust, Rea Capital
                                  Corporation and The GM Group, Inc.

                  16.1     ---    Letter from Jackson & Rhodes P.C., dated as of
                                  June 7, 1999, concerning its resignation as the registrant's certifying accountant.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SARKIS CAPITAL, INC.


Dated: June 7, 1999                    By: /s/ Daniel L. Jackson
                                          --------------------------------------
                                          Daniel L. Jackson, President

                                  LOANNET, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS
                        AND INDEPENDENT AUDITORS' REPORT

                                 March 31, 1999






                   [FARMER, FUQUA, HUNT & MUNSELLE, P.C. LOGO]

                           Accountants and Consultants

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                           Page
                                                                                                           ----
INDEPENDENT AUDITORS' REPORT                                                                                  1

FINANCIAL STATEMENTS

     Balance Sheet as of March 31, 1999                                                                       2

     Statement of Operations for the period February 12, 1999 to March 31, 1999                               3

     Statement of Shareholder's Equity for the period February 12, 1999 to
     March 31, 1999                                                                                           4

     Statement of Cash Flows for the period February 12, 1999 to March 31, 1999                               5

     Notes to Financial Statements                                                                            6

                [FARMER, FUQUA, HUNT & MUNSELLE, P.C. LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT

To the Shareholders of
LoanNet, Inc.

We have audited the accompanying balance sheet of LoanNet, Inc., a Texas corporation in the development stage ("the Company") as of March 31, 1999, and the related statements of operations, shareholder's equity, and cash flows for the period from February 12, 1999 to March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LoanNet, Inc. as of March 31, 1999, and the results of its operations and its cash flows for the period from February 12, 1999 to March 31, 1999 in conformity with generally accepted accounting principles.


/s/ FARMER, FUQUA, HUNT & MUNSELLE, P.C.

May 28, 1999
Dallas, Texas

                                  LOANNET, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                 March 31, 1999

                                     ASSETS
CURRENT ASSETS

    Cash                                                                         $ 146,970
    Accounts receivable, related party                                               1,000
                                                                                 ---------
         Total current assets                                                      147,970

PROPERTY AND EQUIPMENT, at cost                                                     70,249
    Less accumulated depreciation                                                   (1,294)
                                                                                 ---------
         Property and equipment, net                                                68,955

OTHER ASSETS
    Deposits                                                                         9,818
    Retainer                                                                        10,000
    Organization costs                                                               3,000
                                                                                 ---------
TOTAL ASSETS                                                                       239,743
                                                                                 =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES
    Note payable, related party                                                     33,000
    Accounts payable                                                                15,995
    Accounts payable, related party                                                 15,000
                                                                                 ---------
         Total current liabilities                                                  63,995

SHAREHOLDERS' EQUITY
    Common stock - $.01 par value; 1,000,000 shares authorized; 123,795 issued
         and outstanding                                                             1,238
    Additional paid-in capital                                                     219,762
    Deficit accumulated in the development stage                                   (45,252)
                                                                                 ---------
         Total shareholders' equity                                                175,748
                                                                                 ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                       $ 239,743
                                                                                 =========


   The accompanying notes are an integral part of these financial statements.

                                  LOANNET, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
               For the Period February 12, 1999 to March 31, 1999


COST AND EXPENSES
    Salaries and related                                    $ 33,206
    Office operating costs                                     6,206
    General and administrative                                 4,546
    Depreciation and amortization                              1,294
                                                            --------
DEFICIT                                                     $(45,252)
                                                            ========



   The accompanying notes are an integral part of these financial statements.

                                  LOANNET, INC.
                          (A Development Stage Company)
                      STATEMENT OF SHAREHOLDERS' EQUITY
               For the Period February 12, 1999 to March 31, 1999




                                             Common Stock
                                        -----------------------         Paid-in             Equity
                                        Shares          Amount          Capital            (Deficit)           Total
                                        -------       ---------        ----------         ----------         ---------
Balance, February 12, 1999                    -       $       -        $        -         $        -         $       -

Sale of common stock                    123,795           1,238           219,762                  -           221,000

Deficit accumulated during
development stage                             -               -                 -            (45,252)          (45,252)
                                        -------       ---------        ----------         ----------         ---------
Balance, March 31, 1999                 123,795       $   1,238        $  219,762         $  (45,252)        $ 175,748
                                        =======       =========        ==========         ==========         =========









   The accompanying notes are an integral part of these financial statements.

                                  LOANNET, INC.
                          (A Development Stage Company)
                            STATEMENT OF CASH FLOWS
               For the Period February 12, 1999 to March 31, 1999



CASH FLOWS FROM OPERATING ACTIVITIES
     Deficit                                                                    $  (45,252)
     Adjustments to reconcile deficit to net cash used for
         operating activities:
     Depreciation                                                                    1,294
     Increase in other assets                                                      (19,818)
     Increase in accounts payable                                                   15,995
                                                                                ----------
Net cash used for operating activities                                             (47,781)

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property and equipment                                            (15,249)
                                                                                ----------
Net cash used for investing activities                                             (15,249)

CASH FLOWS FROM FINANCING ACTIVITIES
     Repayments of notes payable                                                   (10,000)
     Proceeds from sale of common stock                                            220,000
                                                                                ----------
Net cash provided by financing activities                                          210,000
                                                                                ----------

Net increase in cash and cash equivalents                                          146,970

Cash and cash equivalents - beginning of period                                          -
                                                                                ----------
Cash and cash equivalents - end of period                                       $  146,970
                                                                                ==========




   The accompanying notes are an integral part of these financial statements.

                                  LOANNET, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Nature of Operations

         LoanNet, Inc., ("the Company"), was organized as a Texas corporation in February 1999. The Company is a development stage mortgage lender located in Dallas, Texas.

         Cash and Cash Equivalents

         The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents.

         Property and Equipment

         Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from 3 to 7 years.

         Income Taxes

         The Company accounts for income taxes pursuant to Statement of Financial Accounting Standards No. 109 (SFAS 109). SFAS 109 utilizes the liability method of accounting for income taxes.

         For federal income tax purposes, the Company has no taxable income, therefore no current year provision for federal income taxes. Due to the development stage of the Company, any carryforward benefits from an approximate net loss of $45,000 are uncertain. SFAS 109 requires that a valuation allowance be recorded against tax assets which are not likely to be realized. Due to the uncertain nature of their ultimate realization based upon their development stage status, the Company has established a full valuation allowance against these carryforward benefits, and will recognize these benefits only as reassessment demonstrates they are realizable. Realization is entirely dependent upon future taxable earnings.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during that reporting period. Actual results could differ from those estimates.

                                  LOANNET, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999

 NOTE B - DEVELOPMENT STAGE COMPANY

          The Company is currently devoting substantially all of its efforts to establishing its business as a mortgage lender. Although its planned principal operations have commenced, there have been no significant revenues therefrom. Accordingly, the accompanying financial statements are presented in accordance with Statement of Financial Accounting Standards No. 7, Accounting and Reporting by Development Stage Enterprises.

 NOTE C - PROPERTY AND EQUIPMENT

          Property and equipment consist of the following at March 31, 1999:

                   Furniture, fixtures and equipment                  $     62,877
                   Leasehold improvements                                    7,372
                                                                      ------------
                                                                            70,249

                   Less accumulated depreciation                             1,294
                                                                      ------------
                   Property and equipment, net                        $     68,955
                                                                      ============

NOTE D - RELATED PARTY TRANSACTIONS

         The Company transacts business with its shareholders and their affiliates during the normal course of business. Accounts payable to shareholders totaled $15,000 at March 31, 1999. Also, at March 31, 1999, the Company had an amount receivable from a shareholder of $1,000.

         At March 31, 1999, the Company has a note payable due to a shareholder in the amount of $33,000 which is non-interest bearing, uncollateralized and due upon demand.

NOTE E - CONCENTRATION OF CREDIT RISK

         The Company places its cash with one financial institution. The Company's exposure to loss should this financial institution fail would be limited to any amount in excess of $100,000, which is the amount insured by the Federal Deposit Insurance Corporation.

                                  LOANNET, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999

NOTE F - STATEMENTS OF CASH FLOWS

         No cash was paid for interest or income taxes during the period from February 12, 1999 to March 31, 1999.

         Excluded from the accompanying statement of cash flows were certain investing and financing activities as follows:


                     Acquisition of fixed assets for debt                       $  55,000
                     Exchange of common stock for accounts receivable           $   1,000
                     Payment of organization costs by related party             $   3,000


NOTE G - COMMITMENTS AND CONTINGENCIES

          The Company leases office space under an operating lease. Rental expense under this lease was approximately $1,500 for the period from February 12, 1999 to March 31, 1999.

               Approximate future minimum annual lease payments under noncancellable operating leases are summarized as follows:

                   Years ended
                   March 31
                   -----------
                       2000                                                $   70,000
                       2001                                                    18,000
                       2002                                                         -
                       2003                                                         -
                       2004                                                         -
                    Thereafter                                                      -
                                                                           ----------
                                                                           $   88,000
                                                                           ==========

NOTE H - SUBSEQUENT EVENTS (UNAUDITED)

         Subsequent to March 31, 1999 the Company has issued approximately 788,785 shares of common stock for approximately $335,000.

                                  LOANNET, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1999

NOTE H - SUBSEQUENT EVENTS (UNAUDITED) - CONTINUED

         In April 1999, the Company acquired all of the issued and outstanding common stock of The GM Group, Inc., a mortgage lending company, in an arms length transaction between the Company and the stockholders of The GM Group, Inc. The consideration for the acquisition was: $300,000 cash, payable $150,000 at closing, and $150,000 payable at the second closing, as defined. This transaction has been accounted for as a purchase.

         In May 1999, in conjunction with a "reverse merger", the Company was acquired by Sarkis Capital Inc. ("Sarkis"), a publicly traded shell which was to be the survivor. Each shareholder of the Company was to receive nine shares of Sarkis common stock in exchange for each share of Company common stock, effectively providing for Sarkis to own 100% of the Company in exchange for approximately 85% of Sarkis common stock. Since Sarkis is a shell company, there is no material historical data to provide and all activity since the inception of the Company has been provided in the accompanying financial statements.

                               INDEX TO EXHIBITS

               Exhibit No.                     Description
               -----------                     -----------
                   2.1     ---  Exchange Agreement, dated as of May 13, 1999,
                                and effective as of May 28, 1999, by and
                                among Sarkis Capital, Inc., LoanNet, Inc., the
                                shareholders of LoanNet, Inc., Sarkis J.
                                Kechejian, Oslin Nation Trust, Rea Capital
                                Corporation and The GM Group, Inc.

                  16.1     ---  Letter from Jackson & Rhodes P.C., dated as of
                                June 7, 1999, concerning its resignation as the registrant's certifying accountant.